Exhibit 23.1
                                                                    ------------



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32139) of CCC Information Services Group, Inc. of our report dated July 13, 2004 relating to the financial statements of the CCC Information Services Inc. 401(k) Retirement Savings & Investment Plan, which appears in this Form 11-K.


/s/  PricewaterhouseCoopers  LLP

Chicago, IL
July 13, 2004


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